PLEDGE AGREEMENT

PLEDGE AGREEMENT ("Agreement") entered into as of the 5th day of September 2013, by and among the persons set forth on Schedule 1 (the “Secured Party”), and Sharp Performance, Inc. (“Pledgor” or the “Company”).

RECITALS

A.

 Pledgor has agreed to pledge certain loans as security for the performance by the “Company” of its obligations under its Secured Promissory Note due not later than December 31, 2014, payable to the Secured Party (the “Note”) as same has been issued to Secured Party on September 5, 2013. Capitalized terms in this Agreement which are not identified herein will have the meanings given such terms in the Securities Purchase Agreement between the Company and the Secured Party, and associated transaction documents.

B.

The Secured Party is willing to accept the Note from the Company only upon receiving a pledge of certain securities from the Pledgor as set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises, the mutual covenants and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.

Grant of Security Interest.  Pledgor hereby pledges to the Secured Party as collateral and security for the Secured Obligations (as defined in paragraph 2) the loan set forth on the attached Schedule 1 of this Agreement, (the “Pledged Shares”).  Unless otherwise set forth on Schedule 1 of this Agreement, Pledgor is the beneficial and record owner of the loans set forth on such Schedule free of all liens, restrictive legends or stop transfer instructions.  Such loans, together with any substitutes therefor, or proceeds thereof, are hereinafter referred to collectively as the “Collateral.”

2.

Obligations Secured.  During the term hereof, the Collateral shall secure the following:

(a)

The performance by the Company of its obligations, covenants, and agreements pursuant to the Note.

The obligations, covenants and agreements described in clause (a) are the “Secured Obligations.”

3.

Perfection of Security Interests.

(a)

Upon execution of this Agreement by the Pledgor he or she shall deliver the Loans to Secured Party.

(b)

The Secured Party will cause to be searched the public records with respect to the Collateral and will execute, deliver, file and record (in such manner and form as each Secured Party may require), or permit its attorney in fact, to record any financing statements, any carbon, photographic or other reproduction of a financing statement or this Agreement (which shall be sufficient as a financing statement hereunder), any specific assignments or other paper that may be reasonably necessary or desirable, or that such Secured  Party may request, in order to create, preserve, perfect or validate any Security Interest or to enable such Secured Party to exercise and enforce its rights hereunder with respect to any of the Collateral.  The Company hereby appoints Secured Party as the Company's attorney-in-fact to execute in the name and behalf of the Company such additional financing statements as such Secured Party may request.

4.

Assignment.  In connection with the transfer of the Note in accordance with its terms, a Secured Party may assign or transfer the whole or any part of its security interest granted hereunder, and may transfer as collateral security the whole or any part of Secured Party's security interest in the Collateral.  Any transferee of the Collateral shall be vested with all of the rights and powers of Secured Party hereunder with respect to the Collateral.

5.

Pledgor’s Warranty.  Title.  Pledgor represents and warrants hereby to the Secured Party with respect to the Collateral set forth on Schedule 1 to this Agreement that the Collateral is free and clear of any encumbrances of every nature whatsoever and the Pledgor is the sole owner of the Collateral.

6.

Preservation of the Value of the Collateral and Reimbursement of Secured Party.  Pledgor shall pay all taxes, charges, and assessments against the Collateral and do all acts necessary to preserve and maintain the value thereof.  On failure of Pledgor so to do, Secured Party may make such payments on account thereof as (in Secured Party's discretion) it deemed desirable, and Pledgor shall reimburse Secured Party immediately on demand for any and all such payments expended by Secured Party in enforcing, collecting, and exercising its remedies hereunder.

7.

Default and Remedies.

(a)

For purposes of this Agreement, an “Event of Default” shall mean

i.

default in the performance by the Company of any of the Secured Obligations without cure following the expiration of any applicable cure period; and

ii.

a breach by the Pledgor of any of its material representations, warranties, covenants or agreements in this Agreement.

(b)

During the term of this Agreement, and for so long as the Secured Obligations are not satisfied in full, the Secured Party shall have the following rights after any Event of Default:

i.

the rights and remedies provided by the Uniform Commercial Code as adopted by the State of Connecticut (as said law may at any time be amended);

ii.

the right to cause any or all of the Collateral to be transferred to its own name and have such transfer recorded in any place or places deemed appropriate by Secured Party; and

iii.

the right to sell, at a public or private sale, the Collateral or any part thereof for cash, upon credit or for future delivery, and at such price or prices in accordance with the Uniform Commercial Code (as such law may be amended from time to time).  Upon any such sale, Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. In case of any sale of all or any part of the Collateral upon terms calling for payments in the future, any Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall incur no liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of such failure, such Collateral may again be sold upon like notice.  Secured Party, however, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the security interest and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction, the Company having been given due notice of all such action.  Secured Party shall incur no liability as a result of a sale of the Collateral or any part thereof.

8.

Waiver.  The Pledgor waives any right that it may have to require Secured Party to proceed against any other person, or proceed against or exhaust any other security, or pursue any other remedy Secured Party may have.

9.

Term of Agreement.  This Agreement shall continue in full force and effect until the Secured Obligations shall have been paid in full and the security interests are thereby released.

10.

General Provisions:

10.1

Binding Agreement.  This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the respective parties hereto.

10.2

Captions.  The headings used in this Agreement are inserted for reference purposes only and shall not be deemed to define, limit, extend, describe, or affect in any way the meaning, scope or interpretation of any of the terms or provisions of this Agreement or the intent hereof.

10.3

Counterparts.  This Agreement may be signed in any number of counterparts with the same effect as if the signatures upon any counterpart were upon the same instrument.  All signed counterparts shall be deemed to be one original.  This Agreement, once executed by a party, may be delivered to the other parties hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the parties so delivering this Agreement. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

10.4

Further Assurances.  The parties hereto agree that, from time to time upon the written request of any party hereto, they will execute and deliver such further documents and do such other acts and things as such party may reasonably request in order fully to effect the purposes of this Agreement.

10.5

Waiver of Breach.  Any waiver by either party of any breach of any kind or character whatsoever by the other, whether such be direct or implied, shall not be construed as a continuing waiver of or consent to any subsequent breach of this Agreement.

10.6

Cumulative Remedies.  The rights and remedies of the parties hereto shall be construed cumulatively, and none of such rights and remedies shall be exclusive of, or in lieu or limitation of any other right, remedy, or priority allowed by applicable law.

10.7

Amendment.  This Agreement may be modified only in a written document that refers to this Agreement and is executed by Secured Party and the Pledgor.

10.8

Governing Law.   This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut.  Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the  state courts of the State of Connecticut sitting in the County of Fairfield in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions.  Each of the parties hereby knowingly and voluntarily waives the right to a trial by jury in connection with any dispute, claim, proceeding or action of any nature whatsoever, in law or equity, arising out of or in any way relating to this Agreement.

10.9

 Notice.  Any notice or other communication required or permitted to be given hereunder shall be effective upon receipt.  Such notices may be sent (i) in the United States mail, postage prepaid and certified, (ii) by express courier with receipt, (iii) by facsimile transmission, with a copy subsequently delivered as in (i) or (ii) above.  Any such notice shall be addressed or transmitted as follows:

If to Pledgor:

Sharp Performance, Inc.

12 Fox Run

Sherman CT 06784

Tel:

If to Secured Party, to the addresses set forth on Schedule 1.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day, month and year first above written.

SHARP PERFORMANCE, INC.

By:_________________________________

HARRISON VICKERS AND WATERMAN, LLC

BY:_______________________________

SCHEDULE 1

Pledged Loans

Secured Party:

HARRISON VICKERS AND WATERMAN, LLC

129 Glenwood Road

Glen Wood Landing, NY 11447

Tel: _______________

Fax: _______________

Email: _____________________